                                                                   Exhibit 99.2

               STATEMENT UNDER OATH OF PRINCIPAL FINANCIAL OFFICER
              OF AMERISOURCEBERGEN CORPORATION REGARDING FACTS AND
                 CIRCUMSTANCES RELATING TO EXCHANGE ACT FILINGS


I, Michael D. DiCandilo, Senior Vice President and Chief Financial Officer of AmerisourceBergen Corporation (the "Company"), state and attest that:

(1) To the best of my knowledge, based upon a review of the covered reports of the Company, and, except as corrected or supplemented in a subsequent covered report:

     o no covered report contained an untrue statement of a material fact as of the end of the period covered by such report (or in the case of a report on Form 8-K or definitive proxy materials, as of the date on which it was filed); and

     o no covered report omitted to state a material fact necessary to make the statements in the covered report, in light of the circumstances under which they were made, not misleading as of the end of the period covered by such report (or in the case of a report on Form 8-K or definitive proxy materials, as of the date on which it was filed).

(2) I have reviewed the contents of this statement with the Company's Audit and Corporate Responsibility Committee.

(3) In this statement under oath, each of the following, if filed on or before the date of this statement, is a "covered report":

     o the Company's Annual Report on Form 10-K for the fiscal year ended September 30, 2001;

     o all reports on Form 10-Q, all reports on Form 8-K and all definitive proxy materials of the Company filed with the Commission subsequent to the filing of the Form 10-K identified above; and

     o    any amendments to any of the foregoing.

                                                     Subscribed and sworn to
                                                     before me this 14th day of
                                                     August, 2002
/s/ Michael D. DiCandilo
----------------------------
Michael D. DiCandilo
August 14, 2002                                      /s/ Vicki L. Bausinger
                                                     ---------------------------
                                                     Notary Public

                                                     My Commission Expires:
                                                             5/19/05